EXHIBIT 21.1

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY	STATE OR OTHER JURISDITION OF INCORPORATION OR ORGANIZATION
7-13 Boulevard Paul Emile Victor S.Ã .r.l	France
Abacus Park General Partner Ltd	England
Abacus Park Nominee Ltd	England
Adham One SÃ rl	Luxembourg
Albourne General Partner Ltd.	England
AMAS Limited	England
Arco SRL	Italy
Area Zero Consulting Arquitectura e Interiorismo SL	Spain
Aviva Fund Services SA	Luxembourg
Azygos Sarl	France
Barwood LaSalle Land General Partner, Ltd.	England
Barwood LaSalle Land Trustee Ltd.	England
Beijing Jones Lang LaSalle Property Management Services Co., Ltd.	Beijing
Belproperty .be.SA	Belgium
Benbridge Pty Limited	Australia
Boulevard de Sebastopol 31/39 Holding SA	Luxembourg
Chicago Medical Office, L.L.C.	Delaware
CIN LaSalle Corporation	Illinois
CIN LaSalle Property Services (London) Ltd.	England
CM Komplementar 07-851 GmbH & Co KG	Germany
Commercial Project Holdings S.Ã .r.l	Luxembourg
DICO SRL	Italy
Diverse Real Estate Holdings Limited Partnership	Delaware
Easter Develoment Partnership General Partner Ltd.	England
EC Corporation	Delaware
Eleven Eleven Construction Corporation	Illinois
Environmentl Governance ltd.	England
Ermerald Property TMK	Japan
Euro Industrial (GP) Ltd	England
Foram Due Italia S.p.a.	Italy
French Core + One SAS	France
French Core + Two S.Ã .r.l	France
Gambetta Romans SAS	France
GCT Venture, Inc.	Illinois
German Offices Partnership General Partner Ltd	England
GM Test Entity 1	United Kingdom
GPS Real Estate Services Pty Limited	Australia
Guangzhou Jones Lang LaSalle Property Services Company Limited	Guangzhou

HORUS SRL	Italy
I & G Opportunity Fund, LLC	Delaware
ID Conseil SAS	France
Imfra SAS	United Arab Emirates
Immobilière Olive France XXIII	France
Immobiliare Italiana SRL	Italy
Imobiliaria Jones Lang LaSalle Ltda.	Chile
ING Real Estate Development CC Hotel GmbH and Co KG	Germany
ING Real Estate Development CC Leisure GmbH and Co KG	Germany
ING Real Estate Development CC Retail GmbH and Co KG	Germany
J.L.W. Nominees Limited	England
J.L.W. Second Nominees Limited	England
JLL 2002	England
JLL 2003 Limited	England
JLL Financial Services Ltd.	Ireland
JLL Limited	Ireland
JLL Scottish II G.P., L.L.C.	Delaware
JLLCF DP Ltd	England
JLLINT, Inc.	Delaware
Jone Lang LaSalle Holdings KG	Germany
Jones Lang LaSalle Services Srl	Italy
Jones Lang LaSalle Conseil SAS	France
Jones Lang LaSalle	Portugal
JONES LANG LASALLE - CIEC CO., LTD.	Beijing
Jones Lang LaSalle (ACT) Pty Limited	Australia
Jones Lang LaSalle (China) Limited	Hong Kong
Jones Lang LaSalle (NSW) Pty Limited	Australia
Jones Lang LaSalle (Philippines), Inc.	Philippines
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty Limited	Australia
Jones Lang LaSalle (SA) Pty Limited	Australia
Jones Lang LaSalle (Scotland) Limited	Scotland
Jones Lang LaSalle (Scotland) Service Company	Scotland
Jones Lang LaSalle (TAS) Pty Limited	Australia
Jones Lang LaSalle (Thailand) Limited	Thailand
Jones Lang LaSalle (VIC) Pty Limited	Australia
Jones Lang LaSalle (Vietnam) Limited	Viet Nam
Jones Lang LaSalle (WA) Pty Limited	Australia
Jones Lang LaSalle AB	Sweden
Jones Lang LaSalle Acquisition Corp.	Delaware
Jones Lang LaSalle Administration Gmbh	Germany
Jones Lang LaSalle Advisory Corporate Property Pty Limited	Australia
Jones Lang LaSalle Advisory Limited	Thailand
Jones Lang LaSalle Advisory Services Pty Limited	Australia
Jones Lang LaSalle Americas (Illinois), L.P.	Illinois
Jones Lang LaSalle Americas, Inc.	Maryland
Jones Lang LaSalle Asia Holdings Ltd.	Cook Islands

Jones Lang LaSalle Asset Finance Gmbh	Germany
Jones Lang LaSalle Asset Management Gmbh	Germany
Jones Lang LaSalle Atlanta, L.L.C.	Maryland
Jones Lang LaSalle Australia Pty Limited	Australia
Jones Lang LaSalle Beihai Holdings, L.L.C.	Delaware
Jones Lang LaSalle Belgium Holdings, LLC	Delaware
Jones Lang LaSalle Benefit Holdings, L.L.C.	Delaware
Jones Lang LaSalle BV	Netherlands
Jones Lang LaSalle Capital Investments Limited	England
Jones Lang LaSalle Charities	Illinois
Jones Lang LaSalle Co-Investment Inc.	Maryland
Jones Lang LaSalle Construction Company, Inc.	Massachusetts
Jones Lang LaSalle Construction, Limited Partnership	Massachusetts
Jones Lang LaSalle Corporate Finance Limited	England
Jones Lang LaSalle Corporate Property (VIC) Pty Limited	Australia
Jones Lang LaSalle Corporate Property Services Pty Limited	Australia
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle ecs	Luxembourg
Jones Lang LaSalle Electronic Commerce Holdings Inc.	Delaware
Jones Lang LaSalle Electronique Sarl	Luxembourg
Jones Lang LaSalle Espana, S.A.	Spain
Jones Lang LaSalle Europe Limited	England
Jones Lang LaSalle European Holdings Limited	England
Jones Lang LaSalle European Services Limited	England
Jones Lang LaSalle Facilities K.K.	Japan
Jones Lang LaSalle Facility Management Services Ltd.	Hong Kong
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance KFT	Hungary
Jones Lang LaSalle Finance Ltd.	England
Jones Lang LaSalle Finance Sarl	Luxembourg
Jones Lang LaSalle Finance Snc	Luxembourg
Jones Lang LaSalle Finland Oy	Finland
Jones Lang LaSalle French Co-Investments, Inc.	Delaware
Jones Lang LaSalle Germany GMBH	Germany
Jones Lang LaSalle GIG Co-Investment, Inc.	Delaware
Jones Lang LaSalle Global Finance Luxembourg Sarl	Netherlands
Jones Lang LaSalle Global Finance UK Limited	England
Jones Lang LaSalle Global Finance US, LLC	Delaware
Jones Lang LaSalle Group Holdings BV	Netherlands
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Group Holdings SNC	France
Jones Lang LaSalle Group Services Spzoo	Poland
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Holdings AB	Sweden
Jones Lang LaSalle Holdings BV	Netherlands
Jones Lang LaSalle Holdings Cyprus Ltd.	Cyprus
Jones Lang LaSalle Holdings Limited	New Zealand
Jones Lang LaSalle Holdings SAS	France
Jones Lang LaSalle Holdings Spzoo	Poland

Jones Lang LaSalle Holdings Y.K.	Japan
Jones Lang LaSalle Hotels (NSW) Pty Limited	Australia
Jones Lang LaSalle Hotels (QLD) Pty Limited	Australia
Jones Lang LaSalle Hotels (VIC) Pty Limited	Australia
Jones Lang LaSalle Hotels Limited	New Zealand
Jones Lang LaSalle Hotels Ltd	Hong Kong
Jones Lang LaSalle Insurance Services Ltd	England
Jones Lang LaSalle Insurance Services Pty Limited	Australia
Jones Lang LaSalle International AB	Sweden
Jones Lang LaSalle International, Inc.	Delaware
Jones Lang LaSalle Investments, LLC	Delaware
Jones Lang LaSalle IP, Inc.	Delaware
Jones Lang LaSalle Israel	Israel
Jones Lang LaSalle K.K.	Japan
Jones Lang LaSalle KFT	Hungary
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	England
Jones Lang LaSalle Limited	Korea, Republic of
Jones Lang LaSalle Limited	New Zealand
Jones Lang LaSalle LLC	Russia
Jones Lang LaSalle LLP	Kazakstan
Jones Lang LaSalle Ltd	Hong Kong
Jones Lang LaSalle Ltd.	Ireland
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Ltda.	Bolivia
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Management Limited	Thailand
Jones Lang LaSalle Management Services Ltd.	Hong Kong
Jones Lang LaSalle Management Services Pty Limited	Australia
Jones Lang LaSalle Management Services Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle New England, L.L.C.	Delaware
Jones Lang LaSalle Operations, L.L.C.	Illinois
Jones Lang LaSalle Pension Trustees	England
Jones Lang LaSalle Principal, L.L.C.	Illinois
Jones Lang LaSalle Procurement Funding Limited	England
Jones Lang LaSalle Procurement Ltd.	Cayman Islands
Jones Lang LaSalle Property Consultants (India) Private Ltd	India
Jones Lang LaSalle Property Consultants Pte Ltd	Singapore
Jones Lang LaSalle Property Fund	Australia
Jones Lang LaSalle Property Fund Advisors Limited	Australia
Jones Lang LaSalle Property Management Pte Ltd	Singapore
Jones Lang LaSalle Property Management Services LLC	Turkey
Jones Lang LaSalle Property Management Services Sarl	France
Jones Lang LaSalle Property Services (India) Private Ltd	India
Jones Lang LaSalle Real Estate Appraiser Firm	Taiwan Province of China
Jones Lang LaSalle Real Estate Services Pty Limited	Australia
Jones Lang LaSalle Real Estate Services, Inc.	Ontario

Jones Lang LaSalle Receivables Holdings, LLC	Delaware
Jones Lang LaSalle Regent	England
Jones Lang LaSalle Regional Services Limited	Hong Kong
Jones Lang LaSalle Resources Limited	England
Jones Lang LaSalle Retail Investments, L.L.C.	Delaware
Jones Lang LaSalle S.A.	Brazil
Jones Lang LaSalle S.R.L.	Paraguay
Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle S.R.L.	Argentina
Jones Lang LaSalle Sarl	Switzerland
Jones Lang LaSalle SAS	France
Jones Lang Lasalle SEA Ltd.	Hong Kong
Jones Lang LaSalle Securities, L.L.C.	Illinois
Jones Lang LaSalle Services	Ukraine
Jones Lang LaSalle Services AB	Sweden
Jones Lang LaSalle Services Gmbh	Austria
Jones Lang LaSalle Services Ltd	England
Jones Lang LaSalle Services SA	Belgium
Jones Lang LaSalle Services SAS	France
Jones Lang LaSalle Services Srl	Romania
Jones Lang LaSalle Services, Inc.	Illinois
Jones Lang LaSalle Sociedad Comercial de Responsabilidad Limitada	Peru
Jones Lang LaSalle Sociedad de Responsibilidad Limitada	Argentina
Jones Lang LaSalle South Africa (Proprietary) Ltd.	South Africa
Jones Lang LaSalle Spa	Italy
Jones Lang LaSalle Sprl	Belgium
Jones Lang LaSalle Spzoo	Poland
Jones Lang LaSalle Srl	Romania
Jones Lang LaSalle Stockholder, Inc.	Delaware
Jones Lang LaSalle Strata Management Pty Limited	Australia
Jones Lang LaSalle Structured Investment Management Limited	Australia
Jones Lang LaSalle Superannuation Pty Limited	Australia
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED	Shanghai
Jones Lang LaSalle Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle UK Hanover	England
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	El Salvador
Jones Lang LaSalleSarl	France
Jones Lang Wootton Ltd	England
Jones Lang Wootton Property Management Services	Ireland
KHK Group Ltd.	England
La Salle Partners International	England
Land Building Management K.K.	Japan
LASALLE FUND MANAGEMENT BV	Netherlands
LASALLE INVESTMENT MANAGEMENT BV	Netherlands
LaSalle UK Commercial Management Sarl	Luxembourg
LaSalle Asia Opportunity II GP LLC	Delaware

LaSalle Asia Opportunity II Investors G.P. LLC	Delaware
LaSalle Asia Opportunity III (General Partner) Limited	Cayman Islands
LaSalle Asia Opportunity Investors III (General Partner) Limited	Cayman Islands
LaSalle Asia Recovery, L.L.C.	Delaware
LaSalle Beheer BV	Netherlands
LaSalle Blooms General Partner Ltd.	England
LaSalle Blooms Nominee Ltd.	England
LaSalle Caleast Tennessee, Inc.	Tennessee
LaSalle Canada Advisors, Inc.	Delaware
LaSalle Co-Investment Limited Partnership	Delaware
LaSalle Co-Investment Management (General Partner) Ltd.	England
LaSalle Co-Investment Managment (General Partner) Limited	England
LaSalle Co-Investment, L.L.C.	Delaware
LaSalle D’Andrea Ranch, Inc.	Illinois
LaSalle D’Andrea Ranch, L.P.	Illinois
LaSalle Direct General Partner Ltd.	England
LaSalle Direct Nominee Limited	England
LaSalle Dutch Hotel, L.P.	Illinois
LaSalle Dutch Hotel, L.P. II	Delaware
LaSalle Euro Growth II Finance S.Ã .r.l.	Luxembourg
LaSalle Euro Growth II Sarl	Luxembourg
LaSalle Euro Growth Zwei Beteiligungs	Luxembourg
LaSalle Euro Growth Zwei Beteilungs Gmbh	Germany
LaSalle European Advisors, L.L.C.	Delaware
LaSalle European Investments, L.L.C.	Delaware
LaSalle France, L.L.C.	France
LaSalle French Fund II Co-investment Gmbh	Germany
LaSalle French Fund II G.P., L.L.C.	Delaware
LaSalle Fund management BV	Netherlands
LaSalle German Income and Growth G.P., L.L.C.	Delaware
LaSalle German Retail Venture GP, L.L.C.	Delaware
LaSalle GIG Investments, L.L.C.	Delaware
LaSalle GmbH	Germany
LaSalle GRV Investments, L.L.C.	Delaware
LaSalle HEBV Limited Partnership	Delaware
LaSalle HEBV Limited Partnership II	Delaware
LaSalle HEBV, Inc.	Illinois
Lasalle Investment (Luxembourg) SARL	Luxembourg
LaSalle Investment Limited Partnership II	Delaware
LaSalle Investment Limited Partnership II-A	Delaware
LaSalle Investment Luxembourg Sarl	Luxembourg
LaSalle Investment Management	England
LaSalle Investment Management SAS	France
LaSalle Investment Management (Canada)	Ontario
LaSalle Investment Management (Canada), Inc.	Ontario
Lasalle Investment Management (Luxembourg) SARL	Luxembourg
LaSalle Investment Management (Securities), Inc.	Maryland
LaSalle Investment Management (Securities), L.P.	Maryland

LaSalle Investment Management Asia Pte Ltd	Singapore
LaSalle Investment Management BV	Netherlands
LaSalle Investment Management Development Fund (General Partner) Limited	England
LaSalle Investment Management Espana, SL	Spain
LaSalle Investment Management K.K.	Japan
LaSalle Investment Management Korea Limited	Korea, Republic of
LaSalle Investment Management Luxembourg S.Ã .r.l.	Luxembourg
LaSalle Investment Management Luxembourg Sarl	Luxembourg
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities BV	Netherlands
LaSalle Investment Management Securities BV	Netherlands
Lasalle Investment Management Securities Hong Kong Ltd	Hong Kong
LaSalle Investment Management, Inc.	Maryland
LaSalle Investment Managemetn Development Fund (General Partner) Ltd.	England
LaSalle Japan Logistics II Pte Ltd	Singapore
LaSalle Kingwood, L.L.C.	Delaware
LaSalle LIF (General Partner) Limited	England
LaSalle Logistics GP LLC	Delaware
LaSalle Mexico Advisors, Inc.	Delaware
LaSalle Mexico Fund I Investors A G.P., LLC	Delaware
LaSalle Mexico Holdings, L.P./Gestion LaSalle Mexico S.E.C.	Quebec
LaSalle Mexico I (General Partner), LLC	Delaware
LaSalle Orlando Southwest, Inc.	Illinois
LaSalle Orlando Southwest, L.P.	Illinois
LaSalle Paris Office Venture General Partner, L.L.C.	Delaware
LaSalle Partners (Mauritius) Pvt Ltd	Mauritius
LaSalle Partners International	England
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Partners, S. de R. L. de C. V.	Mexico
LaSalle Student Housing, L.L.C.	Delaware
LaSalle Sun Investors, Inc.	Illinois
LaSalle Sun Investors, L.P.	Illinois
LaSalle U.S. Holdings, Inc.	Illinois
LaSalle U.S. Holdings, LLC	Delaware
LaSalle UK Commercial Management Company Sarl	Luxembourg
LaSalle UK Ventures (General Partner) Ltd.	England
LaSalle Wildwood, L.L.C.	Delaware
LaSalle/Galleria Corporation	Illinois
LaSalle/Galleria Limited Partnership (2004 Formation)	Illinois
LaSalogistique Sarl	France
LEG II SARL	Luxembourg
LIC II (General Partner) Limited	England
Light Industrial Holding	Luxembourg
LIH France SARL	France
LIM Advisory Services	Luxembourg
LIM Advisory Services Sarl	Luxembourg
LIM Associates, L.L.C.	Delaware

LIM Espana SL	Spain
LMF Investments, LLC	Delaware
Lotus One SARL	Luxembourg
Lotus Two SARL	Luxembourg
LPI Holdings (Australia) Pty Limited	Australia
Lugo Retail Gallery, S.A.U.(ex Fuente de Manoteras, S.A.U.)	Spain
LUKV Carry Jersey Ltd.	England
Madeleine I SA (ex Madeleine I SARL)	Luxembourg
Magna Park JV Units - Germany SARL	Luxembourg
Midi de la Plaine 3 EURL	France
Midi de la Plaine EURL	France
MT BERNINA SAS	France
MT MUZTAG SAS	France
Octane Ventures, LLC	Delaware
Orchid Insurance Limited	Guernsey
Precision Engineering Services Limited	Hong Kong
Premier Cleaning Services Ltd	Hong Kong
Privilege Services Limited	Hong Kong
PT Jones Lang LaSalle	Indonesia
QUARTZ Portugal II BV	Netherlands
QUARTZ Portugal II BV Sucursal em Portugal	Portugal
Red River GP, L.L.C.	Delaware
Red River Limited Partnership	Delaware
Residential Management Services Ltd	Hong Kong
Richard Main and Company	England
RIGF Limited Partnership	Delaware
RIGF, Inc.	Delaware
Rogers Chapman UK Ltd	England
Rosny Beauséjour SCI	France
S & S Equities, Inc.	Illinois
S&S PR One LLC	Delaware
S&S PR Two LLC	Delaware
SAS 3 rue de la Boétie	France
SCI Baulieu 59	France
SCI Espace Commerce Europe	France
SIFOP SAS	France
Space Business Centre Investment General Partner Ltd.	England
Spaulding and Slye Federal Services LLC	Delaware
Stichting Adham Two BV	Netherlands
Terrace Hill Development Partnership General Partner Ltd.	England
Tetris SAS	France
Thompson Calhoun Fair, LLC	Georgia
TrizecHahn DGM Management, Inc.	Delaware
Utrillo Ltd.	Ireland
West Dublin/Pleasanton Station Venture, Inc.	California
Wonderment BV	Netherlands
Yokohama Motomachi Property TMK	Japan